Exhibit 10.4
                                                                 ------------

                                 TENTH AMENDMENT
                        TO RECEIVABLES PURCHASE AGREEMENT

         THIS TENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of July 30, 2004 this "Amendment"), is entered into among COMMONWEALTH FINANCING CORP., a Delaware corporation (the "Seller"), COMMONWEALTH INDUSTRIES, INC., a Delaware corporation ("Commonwealth"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

         1. The Seller, Commonwealth, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of September 29, 1997 (as amended through the date hereof, the "Agreement");

         2. Alflex Corporation ("Alflex") has ceased to be an originator of Receivables under the Purchase and Sale Agreement, dated as of September 29, 1997 (as amended, amended and restated, supplemented or modified from time to time, the "PSA"), among Commonwealth, the Seller and the Originators named therein; and

         2. In furtherance thereof, the parties hereto desire to amend the Agreement pursuant to Section 5.1 of the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

         SECTION 2.  Amendments to Agreement.

         2.1 The definition of "Originator" as set forth in Exhibit I to the Agreement shall be deemed not to include Alflex.

         2.2 Schedule II to the Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

         SECTION 3. Representations and Warranties; No Default. Each of Commonwealth, the Seller and the Servicer hereby represents and warrants to each of the parties hereto and to the Administrator and the Issuer as follows:

         (a) Representations and Warranties. The representations and warranties of such party contained in the Agreement are true and correct as of the date hereof.

         (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event with respect to such party exists or shall exist.

         SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

         SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the validity or perfection of the interests of the Issuer in the Receivables or remedies hereunder in respect thereof are governed by the laws of a jurisdiction other than the State of New York.

         SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                          (continued on following page)


                       S-1

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                          COMMONWEALTH FINANCING CORP.


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President



                          COMMONWEALTH INDUSTRIES, INC.


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President
                                     ANNEX A

                             S-2

                       MARKET STREET FUNDING CORPORATION,
                                    as Issuer


                            By: /S/ EVELYN ECHEVARRIA
                             Name: Evelyn Echevarria
                              Title: Vice President


                         PNC BANK, NATIONAL ASSOCIATION,
                                as Administrator


                            By: /S/ JOHN T. SMATHERS
                             Name: John T. Smathers
                              Title: Vice President

                                   SCHEDULE II

                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS


Lock-Box Bank                  Lock-Box Accounts              Lock-Box Number
PNC Bank, National Association       1017291021             643431 (Pittsburgh)